Exhibit 99.1

Yangtze River Development Ltd. Announces Addition of Three New Independent Directors

NEW YORK, NY and WUHAN, CHINA, January 28, 2016 Yangtze River Development Ltd., (OTC Markets: YERR), formerly known as Kirin International Holdings Inc., (the "Company") appointed three Independent Directors to the Board of Directors on January 26, 2016, namely Romano Tio (55), Daniel W. Heffernan (66) and Zhihong Su (55).

Led by Xiangyao Liu, Chairman of the Board, the Board will consist of a total of eleven directors, majority of which are independent. The structure of the Board of Directors includes five executive directors in Xiangyao Liu, James Stuart Coleman, Zhanhuai Cheng, Yanliang Wu and Yu Zong and six Independent Directors Zhixue Liu, Harvey Leibowitz, Tongming Wang, Romano Tio, Daniel W. Heffernan and Zhihong Su.

Mr. Tio has served as the Managing Director at RM Capital Management LLC, a boutique real estate investment and advisory firm since June 2009. Earlier in his career, Mr. Tio was involved in the real estate sales and brokerage business for 25 years. From August 2003 to December 2007, Mr. Tio was a Managing Director at Carlton Group Ltd., a New York boutique real estate investment banking firm where he was involved in over $3.5 billion worth of commercial real estate transactions. From January 2008 to May 2009, Mr. Tio served as a Managing Director and co-head of the commercial real estate efforts of HCP Real Estate Investors, LLC, an affiliate of Harbinger Capital Partners Funds, a $10 billion plus private investment located in New York. Mr. Tio has also served as one of independent directors of Bluerock Residential Growth REIT in New York since January 2009. Moreover, Mr. Tio has served as an independent Trustee of the Board of Trustees of Total Income (plus) Real Estate Fund, a closed-end interval fund organized by Bluerock, since July 2012. Mr. Tio received a B.S. degree in Biochemistry in 1982 from Hofstra University located in Hempstead, New York.

Mr. Heffernan has served as the Principal of HRK Associates, specializing in credit enhanced finance since 1998. Prior to his position at HRK, from 1973 to 1986, Mr. Heffernan served as an officer at New York Life Insurance Company. From 1986 to 1998, Mr. Heffernan was employed as an officer at Jhminer, Co. Ltd in New York. Mr. Heffernan has more than thirty years of financial experience in the highly specialized niche market of mitigation of risk through the use of insurance and reinsurance related financial products. He has provided services to clients operating throughout the U.S. and in the international marketplace, leveraging his experience in providing credit enhanced, customized financial solutions that provide a distinctive bridge to the capital markets. Mr. Heffernan is actuarially trained and has previously worked for New York Life Insurance Company, where he ran the Pension Department and supervised its two hundred eighty employees, and MINET/MIPI Brokers. While at New York Life, he consulted with a client base in excess of 5,000 corporations and unions, providing services ranging from structuring to administration. Mr. Daniel W. Heffernan obtained his bachelor degree in theology from New York Shadowbrook Jesuit Seminary in 1972.

Mr. Su has served as the Managing Partner of Beijing Hengjun Law Firm since December 2001, practicing in areas such as securities, litigation, general corporate and banking. Mr. Su started his career as an in-house counsel for China International Trust and Investment Corporation (“CITIC”) in December 1984, responsible for legal affairs of oversea investments. In January 1990, Mr. Su was sent to station at the Washington DC-based law firm Arnold and Porter LLP as a foreign lawyer to oversee a full spectrum of legal matters of CITIC’s subsidiaries in the United States, namely, CITIC Steel Group, CITIC Buffalo Tungsten Company, CITIC Seattle Woodland and CITIC Florida Real Estate Co. Ltd. During his stay in Washington from 1990 to June 1996, he worked a number of matters involving corporate and securities law. Upon returning to China in July 1996, Mr. Su worked for the Law Offices of Jiahe as one of the founding members and as an attorney until November 2001. Mr. Su earned his bachelor’s degree in laws (LLB) from China University of Political Science and Law where he had taught for a year after graduation before becoming a qualified Chinese lawyer in the same year.

In addition, the Board formed and adopted charters for six standing committees: Audit Committee, Compensation Committee, Nomination Committee, Governance and Human Resources Committee, Board Oversight Committee, Social Media Committee (collectively the “Committees”). Each Committee consists of only independent directors of the Company. The Board also adopted charter for the Regulatory, Compliance and Government Affairs Committee, for which the charter will be implemented once the committee is formed. Harvey Leibowitz, qualifies as an “audit committee financial expert” as determined by the Board based on applicable regulations of the Securities and Exchange Commission (“SEC”), was appointed as the Chair of the Audit Committee.

The Company believes that the adoption of these charters and formation of these Committees are necessary for the implementation of effective internal control and oversight, and a significant step towards remediating any material weakness the Company currently has. Complete membership for each Committee can be found in in the Company’s Current Report on Form 8-K, as filed with the SEC on January 28.

In addition, on January 25, 2016, the Board approved a Code of Business Conduct and Ethics (the “Code of Ethics”), which applies to all directors, officers and employees of the Company and its wholly owned subsidiaries. The new Code of Ethics covers topics such as compliance with laws, confidentiality, fair dealing, use of Company property, conflicts of interest, accuracy of financial reporting, outside employment, fundraising, human rights matters and political contributions, among others.

Xiangyao Liu, President, Chief Executive Officer and Chairman of the Board of Yangtze River Development Ltd., stated, "We are very pleased to have enlisted the help of our three esteemed, new Independent Directors. Independent directors are expected to be independent from the management and act as the trustees of shareholders. Having phenomenal independent directors can bring an outside perspective on strategy and control and add new skills and knowledge that might not be available within the company. The new board structure with a majority of Independent Directors, and our newly created committees are a major step towards achieving effective internal control and procedures. The entire Board looks forward to a bright future as we execute our strategic vision of carrying out our development project in Wuhan."

ABOUT YANGTZE RIVER DEVELOPMENT LTD.:

Yangtze River Development Limited, operates through its wholly owned subsidiary Wuhan Yangtze River Newport Logistics Co., Ltd (“Wuhan Newport”), primarily engages in the business of real estate development with a port logistics project located in the middle reaches of the Yangtze River. Wuhan Newport is a large infrastructure development project implemented under China's latest "One Belt One Road" initiative and is believed to be strategically positioned in the anticipated "Free Trade Zone" of the Wuhan Port, a crucial trading window between China, the Middle East and Europe. To be fully developed upon completion of three phases, within the logistics center, there will be six operating zones, including port operation area, warehouse and distribution area, cold chain logistics area, rail cargo loading area, exhibition area and residential community. The logistics center is also expected to provide a number of shipping berths for cargo ships of various sizes. Wuhan Newport is expected to provide domestic and foreign businesses a direct access to the anticipated Free Trade Zone in Wuhan. The project will include commercial buildings, professional logistic supply chain centers, direct access to the Yangtze River, Wuhan-Xinjiang-Europe Railway and ground transportation, storage and processing centers, IT supporting services, among others.

FORWARD-LOOKING STATEMENTS:

This document includes “forward-looking” statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission in its rules, regulations and releases. Forward-looking statements are any statements other than statements of historical fact, including statements regarding Company’s expectations, beliefs, hopes, intentions or strategies regarding the future. Among other things, these forward-looking statements may include statements regarding the change of Company’s plan of operation, future opportunities as a result of the matter referenced in the above statements; and any other statements regarding Company’s future beliefs, expectations, plans, intentions, financial condition or performance. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “expects,” “should,” “believes,” “plans,” “anticipates,” “estimates,” “predicts,” “potential,” “continue,” or other words of similar meaning. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, our financial and business prospects, our capital requirements, our financing prospects, our relationships with employees, and our ability to realize the anticipated benefits of such transaction, and those disclosed as risks in other reports filed by us with the Securities and Exchange Commission, including those described in our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K.

We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. Except as required by law, we disclaim any obligation to review or update these forward-looking statements to reflect events or circumstances as they occur.

CONTACT:

James Coleman

Executive Director

jcoleman@yerr.com.cn

646-861-3315

3